                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Under Rule 14a-12


                          COMTREX SYSTEMS CORPORATION
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


       ----------------------------------------------------------------------
    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


       ----------------------------------------------------------------------
    4) Proposed maximum aggregate value of transaction:


       ----------------------------------------------------------------------

    5) Total fee paid:


       ----------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                          COMTREX SYSTEMS CORPORATION
                              102 EXECUTIVE DRIVE
                         MOORESTOWN, NEW JERSEY 08057

                            ---------------------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 15, 2000
                            ---------------------
TO THE SHAREHOLDERS:

     The Annual Meeting of Shareholders (the "Annual Meeting") of Comtrex Systems Corporation, a Delaware corporation (the "Company"), will be held at the Radisson Hotel, Route 73, Mount Laurel, New Jersey, at 2:00 P.M., local time, on Tuesday, August 15, 2000, for the following purposes:

       (1) To elect 5 directors of the Company to hold office until the next Annual Meeting of Shareholders or until their respective successors are duly elected and shall qualify; and

       (2) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The Proxy Statement accompanying this Notice provides detailed information concerning matters to be considered and acted upon at the Annual Meeting. Please read it carefully.

     The Board of Directors of the Company unanimously recommends that the Shareholders vote in favor of the proposal for the election of directors.

     The Board of Directors has fixed the close of business on July 18, 2000 as the record date for determining those shareholders who will be entitled to notice of and to vote at the Annual Meeting.

     You are cordially invited to attend the Annual Meeting. Whether or not you plan to attend the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed envelope. Your proxy may be revoked at any time prior to the time it is voted.

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2000 is enclosed with this Notice.


                                                    By Order of the Board of
                                                    Directors,




                                                    JEFFREY C. RICE
                                                    President and CEO


Moorestown, New Jersey
July 21, 2000

                          COMTREX SYSTEMS CORPORATION
                              102 Executive Drive
                       Moorestown, New Jersey 08057-4224
                                PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 15, 2000

     These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of Comtrex Systems Corporation, a Delaware corporation ("Comtrex" or the "Company"), for the Annual Meeting of Shareholders of Comtrex (the "Annual Meeting") to be held at 2:00 P.M. on Tuesday, August 15, 2000, at the Radisson Hotel, Route 73, Mount Laurel, New Jersey, and any adjournments or postponements of such meeting. These proxy materials were first mailed to shareholders on or about July 21, 2000. The address of the principal executive office of Comtrex is 102 Executive Drive, Moorestown, New Jersey 08057-4224.

                              PURPOSE OF MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized below:


       (1) To elect five (5) directors to serve until the next Annual Meeting of Shareholders or until their respective successors are duly elected and shall qualify; and

       (2) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

                  COMMON STOCK AND PRINCIPAL HOLDERS THEREOF

     Shares of the common stock, par value $.001 per share (the "Common Stock"), of Comtrex, represented by proxies in the accompanying form which are properly executed and returned to Comtrex before the Annual Meeting, will be voted at the meeting in accordance with the shareholders' instructions contained in such proxies. In the absence of contrary instructions, shares represented by such proxies will be voted for the election of the nominees listed herein to serve as directors of the Company; and in the discretion of the proxy holders on such other matters as may properly come before the Annual Meeting.

     Any shareholder has the power to revoke his proxy at any time before it is voted. A proxy may be revoked by a shareholder, if it has not been exercised, by filing with the Secretary of the Company a written notice of such revocation, by a later dated proxy delivered to the Secretary of the Company at any time prior to the voting of the shares represented by such proxy, by oral revocation given by a shareholder in person at the Annual Meeting or any adjournment thereof prior to the exercise of such proxy, or by the shareholder voting the shares represented by the proxy by written ballot at the Annual Meeting or any adjournment thereof.

     The close of business on July 18, 2000 was the record date (the "Record Date") for shareholders entitled to notice of and to vote at the Annual Meeting. Shares of Common Stock outstanding on the Record Date are entitled to vote at the Annual Meeting, and the holders of record thereof will have one vote for each share so held on the matters to be voted upon at the Annual Meeting. The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting will constitute a quorum. Abstentions and broker non-votes are counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the meeting. Abstentions are counted in the tabulations of the votes cast on proposals presented to stockholders and have the same effect as negative votes. Broker non-votes are not counted for purposes of determining the election of directors or whether a proposal has been approved.

     As of the close of business on July 18, 2000, there were 3,846,572 outstanding shares of Common Stock. The following table lists the shareholders known to the Company to be beneficial owners of more than five percent (5%) of the Common Stock as of July 18, 2000:

              Name and                            Number of                      Approximate
               Address                        Shares Owned(1),(2)             Percentage Owned
               -------                        -------------------             ----------------
Irene Maladra, .................................  543,447(3)                        14.1%
 individually and as Trustee of the
 Anthony Maladra Residuary Trust
 c/o Comtrex Systems Corporation
 102 Executive Drive
 Moorestown, NJ 08057
Jeffrey C. Rice ................................  416,200(4)                        10.7%
 c/o Comtrex Systems Corporation
 102 Executive Drive
 Moorestown, NJ 08057
Norman and Shirley Roberts .....................  280,000(5)                        6.8%
 c/o Comtrex Systems Corporation LTD
 2 Gatwick Metro Centre
 Balcombe Road
 Horley, Surrey RH6 9GA
Steven D. Roberts ..............................  404,000(6)                       10.5%
 c/o Comtrex Systems Corporation LTD
 2 Gatwick Metro Centre
 Balcombe Road
 Horley, Surrey RH6 9GA

------------
(1) Each person has sole voting and investment power with respect to the shares unless otherwise indicated.

(2) Cede & Co., nominee for The Depository Trust Company, has informed the Company that as of the close of business on June 30, 2000 it held 2,573,399 shares (66.9%) of the Common Stock of the Company. The Depository Trust Company acts as central depository or "clearing house" for certificates of the shares of numerous corporations held for the account of banks and brokerage houses. The amount of shares held by Cede & Co. changes daily.

(3) Anthony Maladra, an individual owning in excess of five percent (5%) of the capital stock of the Company, died on May 6, 1990. Pursuant to the terms and provisions of Anthony Maladra's Last Will and Testament, the shares of the capital stock of the Company owned by the deceased have been distributed to the Anthony Maladra Residuary Trust (the "Trust"). Irene Maladra is a co-trustee and the lifetime beneficiary of the Trust, and in such capacity she is deemed to be the beneficial owner of the shares of the capital stock of the Company held by the Trust.

(4) Includes 8,000 shares subject to stock options granted pursuant to the 1992 Non-Qualified Stock Option Plan; stock options pertaining to 2,000 shares became exercisable on July 1, 1996, stock options pertaining to 2,000 shares became exercisable on July 1, 1997, stock options pertaining to 2,000 shares became exercisable on August 1, 1998, and stock options pertaining to 2,000 shares became exercisable on August 1, 1999. Also includes 30,000 shares subject to stock options granted pursuant to the 1995 Incentive Stock Option Plan, which became exercisable on July 28, 1997.

(5) Includes 280,000 shares issuable pursuant to the conversion terms of a certain Subordinated Convertible Debenture, dated October 2, 1997, issued by the Company to Norman and Shirley Roberts in connection with the acquisition by the Company of all of the outstanding capital stock of Data Systems Terminals Limited, a corporation formed and existing under the laws of England.

(6) Includes 2,000 shares subject to stock options granted pursuant to the 1992 Non-Qualified Stock Option Plan, which became exercisable on August 1, 1998, and 2,000 shares subject to stock options granted pursuant to the 1992 Non-Qualified Stock Option Plan, which became exercisable on August
    1, 1999.

     CERTAIN INFORMATION WITH RESPECT TO DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors.

     The Board of Directors currently consists of seven (7) directors. Mr. Larry Irwin and Mr. Anthony S. Maladra will be retiring from the Company's Board of Directors, effective as of the date of the 2000 Annual Meeting. The Company's by-laws provide that its Board of Directors shall have between three
(3) and fifteen (15) members, the exact number to be fixed by the Board of Directors. Management has nominated five (5) persons to the Board of Directors.

     Management's nominees for election as directors are Sidney Dworkin, Nathan
I. Lipson, Jeffrey C. Rice, Steven D. Roberts and Alan G. Schwartz. The nominees are to be elected at the 2000 Annual Meeting to serve until the 2001 Annual Meeting.

     The proxy holders intend to vote all proxies received by them in the accompanying form for such nominees unless otherwise directed. In the unanticipated event that any nominee is unable or unwilling to accept the nomination or to serve as a director at the time of the 2000 Annual Meeting, the proxies will be voted for the remaining nominees and for a substitute nominee who shall be designated by the present Board of Directors to fill the vacancy. As of the date of this Proxy Statement, management is not aware of any nominee who is unable or unwilling to serve as a director.

     The following is a list of the current directors of the Company, and all persons nominated to become such, their ages, and their term of office as a director of the Company:

                                                  Director of
                                                    Comtrex
                         Name                        Since       Age
                         ----                        -----       ---
         Sidney Dworkin ......................       1982        79
         Larry Irwin .........................       1992        52
         Nathan I. Lipson ....................       1996        73
         Anthony S. Maladra ..................       1992        35
         Jeffrey C. Rice .....................       1989        50
         Steven D. Roberts ...................       1997        38
         Alan G. Schwartz ....................       1982        68


Biographies of Directors and Nominees.

     SIDNEY DWORKIN is currently Chairman of the Board of Advanced Modular Systems, Inc. He is also a Director of CCA Industries, Inc., Paragon Mortgage Company, Cragar Industries, Inc., Northern Technologies International Corp., Novapet, Inc., Viragen, Inc., and Grand Court Lifestyles, Inc. Mr. Dworkin has been Chairman of the Board of the Company since 1990.

     LARRY IRWIN has been Chairman of Worldscape, Inc. since founding the company in 1987. Worldscape is a private company which provides commercial landscaping services. Prior to founding Worldscape, Mr. Irwin owned and operated a similar business for more than fifteen years. Mr. Irwin is also President and owner of NPC Systems Inc., a private company which provides consulting and installation services for computer systems and local-area-networks.

     NATHAN I. LIPSON is currently a Director of HALIS, L.L.C., an Atlanta, Georgia based company, which is a provider of computerized information systems and networking services. Mr. Lipson is a private investor in various other companies. He has had ownership and management interests in companies in the food service industry, including Squirrel Companies, Inc. prior to its acquisition in March of 1992 by Sulcus Hospitality Technologies Corp., and in the carpet industry.

     ANTHONY S. MALADRA has been a principal of AM Transportation, a New Jersey based company engaged in freight and transportation services, since 1985. From November of 1990 to August of 1995, he served as Treasurer of Comtrex Systems and has served as Secretary since August of 1995. Mr. Maladra had been a full time employee of Comtrex Systems from 1986 to August of 1996, and served in various capacities, including Director of Operations, purchasing agent and manufacturing supervisor.

     JEFFREY C. RICE has been President, Chief Executive Officer and a Director of the Company since February 1, 1989. From May of 1985 through January 1989 he was a Director of American Business Computers Corporation, and served as its President and Chief Executive Officer from May 1, 1985 through April 30, 1986 and as President of a wholly owned subsidiary, ABC/SEBRN TechCorp, from November 1986 through January 1989. From 1977 through January 1985, Mr. Rice served as Director, President and Chief Executive Officer of MICROS Systems, Inc.

     STEVEN D. ROBERTS has been Managing Director of Comtrex Systems Corporation LTD. (formerly known as Data Systems Terminals Limited ("DSTL")), the Company's wholly-owned U.K. subsidiary, since its acquisition in October of 1997, and has served on the Company's Board of Directors since November of 1997. He had served as Managing Director of DSTL since 1990, and has been an employee of DSTL since 1984. From 1985 to 1987, Mr. Roberts served as President of Electronic Cash Registers, Inc. ("ECR") in Cincinnati, Ohio. ECR was a wholly-owned subsidiary of DSTL, engaged in the distribution of point-of-sale systems for dry cleaning establishments in the United States.

     ALAN G. SCHWARTZ has been Chairman of the Board and CEO of Tennis Corporation of America, which builds, owns and operates commercial recreational facilities, and a partner in Gifford Investment Company, a partnership which invests in real estate, for more than the past five years. He is currently a Director of Firstar Illinois Bank Corporation.


Cumulative Voting Rights.

     The Company's By-laws provide that directors shall be elected by a plurality of the votes cast. There is no provision for cumulative voting under the Company's Certificate of Incorporation or By-laws.


Board of Directors' Meetings and Committees.

     During the fiscal year ended March 31, 2000, four (4) meetings of the Board of Directors were held. In such year, all of the incumbent directors attended at least seventy-five percent (75%) of the aggregate of all meetings of the Board of Directors and the committees on which they served held during the year.

     The following is a brief description of the functions of the committees of the Board of Directors and the identity of their members:

     Executive Committee. The Board of Directors has designated an Executive Committee of the Board, comprised of three (3) directors. The Executive Committee's current members are Sidney Dworkin, Jeffrey C. Rice, and Alan G. Schwartz. The Executive Committee met in separate session seven (7) times during the fiscal year ended March 31, 2000. The Executive Committee meets regularly between meetings of the Company's Board of Directors and reviews the Company's business activities in relation to the Company's business plan.

     Audit Committee. The Board of Directors has also designated an Audit Committee of the Board, comprised of two (2) directors. The Audit Committee's current members are Nathan Lipson and Sidney Dworkin. The Audit Committee met in separate session one (1) time during the fiscal year ended March 31, 2000. The Audit Committee meets with the Company's independent accounting firm to review the Company's internal policies, procedures, and controls.

     The Company does not have a standing nominating committee or compensation committee of the Board of Directors.

Executive Officers of the Company.


               Name                 Age                    Position
               ----                 ---                    --------
Jeffrey C. Rice .................    50     President and Chief Executive Officer
Steven D. Roberts ...............    38     Managing Director, Comtrex U.K.
Brian C. Moseley ................    53     Vice President of Engineering
Kenneth J. Gertie, CPA ..........    37     Vice President of Finance and Administration
Matthew R. Carter ...............    29     Vice President of Sales

     JEFFREY C. RICE For Mr. Rice's biographical information, please refer to the discussion regarding nominees for election as directors in "Election of Directors" above.

     STEVEN D. ROBERTS For biographical information on Mr. Roberts, please refer to the discussion regarding nominees for election as directors in "Election of Directors" above.

     BRIAN C. MOSELEY was promoted to Vice President of Engineering of the Company in August of 1997. Mr. Moseley has been an employee of the Company since 1985, and has been actively involved in both hardware and software design, in addition to project management. Prior to his association with Comtrex, he worked as a Project Engineer for Management Information Concepts. Mr. Moseley is a graduate of Old Dominion University.

     KENNETH J. GERTIE is a certified public accountant in the state of New Jersey and was appointed Vice President of Finance and Administration and Chief Financial Officer upon joining the Company in November of 1999. From 1995 through 1999, Mr. Gertie worked as Controller for Charles T. Gamble Industries, a privately held electronics manufacturer. From 1989 to 1995, he served as Assistant Controller for a division of Weyerhaueser Co., and from 1985 to 1989 he worked in various positions at a regional CPA firm. Mr. Gertie is a graduate both of Rutgers University, with a Bachelor of Arts degree in Accounting, and of Drexel University, with an MBA in Finance.

     MATTHEW R. CARTER was promoted to Vice President of Sales of the Company effective as of July 1, 2000. Mr. Carter joined the Company in June of 1999 as National Sales Manager. Mr. Carter was one of the four shareholders of Cash Register Systems (CRS), Inc., and served as its Vice President of Sales from 1995 until its acquisition by the Company in June, 1999. Mr. Carter functioned as Sales Manager for CRS from 1992 through 1995, and worked in various sales, service and installation capacities for CRS, beginning as a summer employee in 1986.

Security Ownership of Management.

     The following table sets forth the beneficial ownership of Common Stock of Comtrex as of July 18, 2000 by each director and nominee, the Company's Chief Executive Officer, and all directors, nominees and the Company's executive officers as a group.
                                      Number of            Approximate
            Name                   Shares Owned(1)       Percentage Owned
----------------------------   ----------------------   -----------------
SIDNEY DWORKIN .............            36,300(2)        0.9%
LARRY IRWIN ................            27,800(2)        0.7%
NATHAN I. LIPSON ...........            64,000(3)        1.7%
ANTHONY S. MALADRA .........            12,900(2)        0.3%
JEFFREY C. RICE ............           416,200(2)(4)    10.7%
STEVEN D. ROBERTS ..........           404,000(5)       10.5%
ALAN G. SCHWARTZ ...........            90,842(2)        2.4%
ALL EXECUTIVE OFFICERS,
 DIRECTORS AND NOMINEES AS A
 GROUP (9 people) ..........         1,097,542(6)       27.8%

------------
(1) Each person has sole voting and investment power with respect to the shares unless otherwise indicated.

(2) Includes 8,000 shares subject to stock options granted pursuant to the 1992 Non-Qualified Stock Option Plan; stock options pertaining to 2,000 shares became exercisable on July 1, 1996, stock options pertaining to 2,000 shares became exercisable on July 1, 1997, stock options pertaining to 2,000 shares became exercisable on August 1, 1998, and stock options pertaining to the remaining 2,000 shares became exercisable on August 1, 1999. None of such options had been exercised as of the date hereof.

(3) Includes 6,000 shares subject to stock options granted pursuant to the 1992 Non-Qualified Stock Option Plan, stock options pertaining to 2,000 shares became exercisable on July 1, 1997, stock options pertaining to 2,000 shares became exercisable on August 1, 1998, and stock options pertaining to 2,000 shares became exercisable on August 1, 1999. None of such options had been exercised as of the date hereof.

(4) Includes 30,000 shares subject to options granted pursuant to the 1995 Incentive Stock Option Plan, which became exercisable on July 28, 1997. None of such options had been exercised as of the date hereof.

(5) Includes 4,000 shares subject to stock options granted pursuant to the 1992 Non-Qualified Stock Option Plan; stock options pertaining to 2,000 shares became exercisable on August 1, 1998, and stock options pertaining to 2,000 shares became exercisable on August 1, 1999. None of such options had been exercised as of the date hereof.

(6) Includes (a) a total of 50,000 shares subject to options granted pursuant to the provisions of the 1992 Non-Qualified Stock Option Plan, as detailed in footnotes 2, 3, and 5 above, (b) a total of 20,500 shares owned by all other executive officers of the Company who are not directors, (c) a total of 25,000 shares subject to incentive stock options, granted to all other executive officers of the Company who are not directors, under the 1995 Incentive Stock Option Plan, which shares became exercisable between October 4, 1999 and January 10, 2000, and (d) a total of 30,000 shares subject to options granted under the 1995 Incentive Stock

    Option Plan, as detailed in footnote 4 above. None of the options described in this footnote had been exercised as of the date hereof. The number of shares indicated as owned by executive officers and directors as a group does not reflect options which are not exercisable within sixty (60) days after the date hereof.


Section 16(a) Beneficial Ownership Reporting Compliance.

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who own more than ten percent (10%) of the Company's Common Stock, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the National Association of Securities Dealers Automated Quotation System ("Nasdaq"). Officers, directors and greater than ten percent (10%) shareholders are required by SEC regulation to furnish the Company with copies of all
Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5s were required for those persons, the Company believes that, during the period from March 31, 1999 through March 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors, and greater than ten percent (10%) beneficial owners were complied with in a timely manner.


Executive Compensation.


Cash Remuneration of Executive Officers.

     The following table provides certain summary information concerning compensation paid by the Company to the Company's Chief Executive Officer for the fiscal years ended March 31, 2000, 1999 and 1998.


                          SUMMARY COMPENSATION TABLE

                                                            Annual                   Long Term Compensation
                                                         Compensation                         Award
                                                     --------------------   -----------------------------------------
                     Name and                                                Securities Underlying       All Other
                Principal Position                    Year       Salary         Options Granted         Compensation
--------------------------------------------------   ------   -----------   -----------------------   ---------------
Jeffrey C. Rice Chief, Executive Officer .........   2000      $147,173               2,000              $  2,797(1)
                                                     1999      $143,000               2,000              $  2,680(2)
                                                     1998      $143,000              32,000              $  2,658(3)

------------
(1) Consists of premium payments made by the Company on term life insurance policy and $2,208 of Company matching funds, at a rate of 25% of the employee's contribution, under the Company 401(k) plan.

(2) Consists of premium payments made by the Company on term life insurance policy and $2,142 of Company matching funds, at a rate of 25% of the employee's contribution under the Company 401(k) plan.

(3) Consists of premium payments made by the Company on term life insurance policy and $2,120 of Company matching funds, at a rate of 25% of the employee's contribution, under the Company 401(k) plan.


Stock Options Granted.

     The following table provides information concerning stock options granted to the Company's Chief Executive Officer during the fiscal year of the Company ended March 31, 2000.

                       OPTION GRANTS IN LAST FISCAL YEAR

                             No. of Securities     % of Total Options
                            Underlying Options    Granted to Employees    Exercise or Base
           Name                   Granted            in Fiscal Year         Price($/Sh)      Expiration Date
-------------------------  --------------------  ----------------------  -----------------  ----------------
Jeffrey C. Rice .........         2,000                   4.5%                 $ 0.94            7/31/2004

Option Exercises and Holdings

     The following table sets forth certain information regarding the exercise of options by the Company's Chief Executive Officer during the fiscal year of the Company ended March 31, 2000 and stock options held by the Company's Chief Executive Officer as of March 31, 2000.


                AGGREGATED OPTION EXERCISE IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                                Value of
                                                                       Number of              Unexercised
                                                                  Unexercised Options     In-The-Money Options
                                                                     at FY-End (#)           at FY-End ($)
                             Shares Acquired         Value            Exercisable/            Exercisable/
           Name               on Exercise(#)     Realized ($)        Unexercisable           Unexercisable
-------------------------   -----------------   --------------   ---------------------   ---------------------
Jeffrey C. Rice .........         -0-                -0-               40,000/0               $ 46,360.00

Compensation of Directors.

     Outside directors who are not members of the Executive Committee receive $750 per Board of Directors' meeting attended and are reimbursed for their out-of-pocket expenses incurred in connection with their performance as members of the Board of Directors. Members of the Executive Committee receive a yearly fee of $5,000, in addition to any other fees received as a member of the Board of Directors. Members of the Board who are executive officers of the Company receive no additional cash compensation for serving as directors of the Company. The Chairman of the Board, who is also a member of the Executive Committee, receives a yearly fee of $5,000, in addition to any other fees he receives as a member of the Board of Directors.

     Pursuant to the Company's 1999 Stock Option Plan (the "1999 Plan"), each director receives annually (on July 1 of each year) a non-discretionary grant of options to purchase 2,000 shares of Common Stock at an exercise price equal to the lowest reported bid price for a share of the Common Stock during the four-week period immediately preceding the date of the grant. Such options are exercisable in full one (1) year after the date of grant and expire on the earliest to occur of (a) five (5) years following the date of grant, (b) three
(3) months following the individual's ceasing to be a director of the Company,
(c) twelve (12) months following termination of service due to disability or death, or (d) thirty (30) days following the optionee's receipt of written notice of the proposed dissolution or liquidation of the Company. The exercise price may be paid in cash or shares of the Common Stock.

                            INDEPENDENT ACCOUNTANTS

     The Board of Directors, by resolution, has selected Drucker, Math & Whitman, P.C., independent certified public accountants, to audit the books, records and accounts of the Company for the fiscal year ending March 31, 2001. It is anticipated that representatives of Drucker, Math & Whitman, P.C. will be present at the meeting to respond to appropriate questions and, if they desire, to make a statement.


                             STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be considered at the 2001 Annual Meeting of Stockholders must be received at the principal executive offices of the Company no later than March 23, 2001. Such proposals may be included in next year's proxy statement if they comply with certain rules and regulations promulgated by the Securities and Exchange Commission.

     In accordance with Rule 14a-4(c) promulgated by the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, the holders of proxies solicited by the Board of Directors in connection with the 2001 Annual Meeting of Shareholders may vote such proxies in their discretion on certain matters as more fully described in such rule, including without limitation on any matter coming before the meeting as to which the Corporation does not have notice on or before June 6, 2001.


                             COSTS OF SOLICITATION

     The entire cost of soliciting proxies will be borne by Comtrex. Arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of stock, and reimbursement for expenses may be made. Proxies may be solicited in person or by telephone or telegraph by directors, officers or regular employees of Comtrex, none of whom will receive additional compensation therefor.


                     MANNER IN WHICH PROXIES WILL BE VOTED

     All properly executed proxies received by the Board of Directors will be voted. The Board proposes to vote all such proxies, unless otherwise directed, for the election of the above nominees to the Board of Directors. The Board knows of no other matters which may be presented for action at the meeting. However, if any other matter properly comes before the meeting, the proxy holders will vote in accordance with their best judgment on such matter.

     Stockholders are urged to vote, sign and return the enclosed form of proxy promptly in the enclosed envelope.


                                                    By Order of the Board of
                                                    Directors,




                                                    JEFFREY C. RICE
                                                    President and CEO

July 21, 2000

                          COMTREX SYSTEMS CORPORATION
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned hereby appoints JEFFREY C. RICE, with full power of substitution, the proxy of the undersigned (the "Proxy") to represent the undersigned at the Annual Meeting of Stockholders of Comtrex Systems Corporation (the "Company") to be held on Tuesday, August 15, 2000, or any adjournment or postponement thereof, and to vote the number of shares of the Common Stock of the Company which the undersigned would be entitled to vote if personally present:

   This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the shares represented hereby will be voted FOR the election of the nominees listed on the reverse side hereof, and as the Proxy deems advisable on such other matters as may properly come before the meeting. This proxy may be revoked at any time prior to the time it is voted.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

/ X /  Please mark your votes as in this example.


                      FOR the nominees listed to               WITHHOLD
                      the right (except as marked to           AUTHORITY
                      the contrary)                         to vote for the
                                                    nominees listed to the right
1. Election
of Directors                /   /                               /   /


2. In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)


Sidney Dworkin
Nathan I. Lipson
Jeffrey C. Rice
Steven D. Roberts
Alan G. Schwartz


(MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT /   /

MARK HERE IF YOU PLAN TO ATTEND THE MEETING /   /

Whether or not you plan to attend the meeting in person, you are urged to sign and return your proxy without delay in the return envelope provided for that purpose which requires no postage if mailed in the United States.

When signing the proxy, please date it and take care to have the signature conform to the stockholder's name as it appears on this side of the proxy. If shares are registered in the names of two or more persons, each person should sign. Executors, administrators, trustees and guardians should so indicate when signing.




___________________________________________________ Dated:  _____________, 2000
Signature(s) of Stockholder(s)